                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                   FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported)
                                  May 24, 2002
                                  ------------

                           LEVCOR INTERNATIONAL, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                           811-3584        06-0842701
                           --------------------------
          (Commission file number) (IRS employer identification number)

                  462 Seventh Avenue, New York, New York 10018
                  --------------------------------------------
                    (Address of principal executive offices)

                  Registrant's telephone number: (212) 354-8500
                                                 --------------

ITEM 5.  OTHER EVENTS

         Attached is a press release dated May 28, 2002, in which Levcor International, Inc. and Carlyle Industries, Inc. jointly announced that they have signed a definitive merger agreement, whereby Carlyle Industries, Inc. will merge with and into Levcor International, Inc. After the merger, Levcor International, Inc. will continue as the surviving corporation.



ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.


(c)      The following exhibits are filed as part of this report:

         Exhibit         Description
         -------         -----------

         99.1            Press Release, dated May 28, 2002.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Levcor International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               LEVCOR INTERNATIONAL, INC.




                               By: /s/ Robert A. Levinson
                                   ----------------------
                               Name:  Robert A. Levinson
                               Title:  Chief Executive Officer


Date: May 29, 2002



                                                     EXHIBIT INDEX


         Exhibit         Description
         -------         -----------

         99.1            Press Release, dated May 28, 2002.

                                       2